AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 9, 1999
                                                        REGISTRATION NOS. 333-
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                ---------------

                                                                   FIRST UNION CAPITAL I
                                                                   FIRST UNION CAPITAL II
                      FIRST UNION CORPORATION                      FIRST UNION CAPITAL III
   (Exact name of registrant as specified in its charter)          (Exact name of each registrant as specified in its Trust
                                                                   Agreements)
                               NORTH CAROLINA                      DELAWARE
  (State or other jurisdiction of incorporation or organization)   (State or other jurisdiction of incorporation
                                                                   or organization of each registrant)
                                 56-0898180                        EACH TO BE APPLIED FOR
       (I.R.S. Employer Identification No.)                        (I.R.S. Employer Identification No.)
                                                                   C/O FIRST UNION CORPORATION
                          ONE FIRST UNION CENTER                   ONE FIRST UNION CENTER
                 CHARLOTTE, NORTH CAROLINA 28288-0013              CHARLOTTE, NORTH CAROLINA 28288-0013
                               (704) 374-6565                      (704) 374-6565
        (Address, including zip code, and telephone number,        (Address, including zip code, and telephone number,
                  including area code, of registrant's             including area code, of each registrant's
                       principal executive offices)                principal executive offices)

                                ---------------
                             MARK C. TREANOR, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            FIRST UNION CORPORATION
                             ONE FIRST UNION CENTER
                      CHARLOTTE, NORTH CAROLINA 28288-0013
                                 (704) 374-6565
(Name, address, including zip code, and telephone number, including area code, of agent for service of each registrant)

                                    COPY TO:
                             MARK J. MENTING, ESQ.
                              SULLIVAN & CROMWELL
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (212) 558-4000


                                ---------------
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-15743; 333-15743-01; 333-15743-02; and 333-15743-03

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                ---------------

                                                         CALCULATION OF REGISTRATION FEE
==============================================================================================================================
                           TITLE OF EACH                                 PROPOSED MAXIMUM    PROPOSED MAXIMUM
                        CLASS OF SECURITIES              AMOUNT TO BE     OFFERING PRICE         AGGREGATE          AMOUNT OF
                         TO BE REGISTERED                 REGISTERED       PER UNIT (1)     OFFERING PRICE (1)   REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Junior Subordinated Deferrable Interest
Debentures of First Union Corporation (2)              $  50,000,000       $ 25.00          $ 50,000,000              N/A
------------------------------------------------------------------------------------------------------------------------------
Preferred Securities of First Union Capital
I, First Union Capital II and First Union
Capital III (3)                                            2,000,000       $ 25.00          $ 50,000,000          $13,900
------------------------------------------------------------------------------------------------------------------------------
First Union Corporation Guarantee with
respect to Preferred Securities (3)(4)                         N/A            N/A               N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------
Total                                                  $  50,000,000(5)       100%           $50,000,000 (5)      $13,900
------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee.

(2) The Junior Subordinated Deferrable Interest Debentures will be purchased by First Union Capital I, First Union Capital II and First Union Capital III with the proceeds of the sale of the Preferred Securities.
(3) The obligations of First Union Corporation under the Junior Subordinated Deferrable Interest Debentures, the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement, taken together, provide a full and unconditional guarantee of the obligations of each issuer of Preferred Securities under the corresponding Preferred Securities.
(4) No separate consideration will be received for the First Union Corporation Guarantee.
(5) Such amount represents the principal amount of Junior Subordinated Deferrable Interest Debentures issued at their principal amount and the issue price rather than the principal amount of Junior Subordinated Deferrable Interest Debentures issued at an original issue discount. Such amount also represents the initial public offering price of the First
    Union Capital I, First Union Capital II and First Union Capital III Preferred Securities.


     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE


     This registration statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933 by First Union Corporation, First Union Capital I, First Union Capital II and First Union Capital III (the "Registrants"). This registration statement relates to (i) First Union Corporation's junior subordinated deferrable interest debentures, (ii) the preferred securities of First Union Capital I, First Union Capital II and First Union Capital III and (iii) the guarantee of First Union Corporation with respect to the preferred securities contemplated by the Registration Statements (Nos. 333-15743, 333-15743-01, 333-15743-02 and
333-15743-03) on Form S-3 (the "Prior Registration Statement").

     This registration statement is being filed for the sole purpose of (i) increasing the amount of First Union Corporation's junior subordinated deferrable interest debentures, (ii) increasing the amount of the preferred securities of First Union Capital I, First Union Capital II and First Union Capital III and (iii) registering the guarantee of First Union Corporation with respect to the preferred securities. The contents of the Prior Registration Statement are hereby incorporated by reference.


ITEM 16. EXHIBITS


 5.1       Opinion of Kent S. Hathaway, Esq.
 5.2       Opinion of Richards, Layton & Finger LLP
 5.3       Opinion of Richards, Layton & Finger LLP
 5.4       Opinion of Sullivan & Cromwell
23.1       Consent of KPMG LLP
23.2       Consent of Kent S. Hathaway, Esq. (included in Exhibit 5.1)
23.3       Consent of Richards, Layton & Finger LLP (included in Exhibits 5.2 and 5.3)
23.4       Consent of Sullivan & Cromwell (included in Exhibit 5.4)
24.1       Powers of Attorney (incorporated by reference to Exhibit 24 to First Union Corporation, First Union
           Capital I, First Union Capital II and First Union Capital III's Registration Statements Nos. 333-15743,
           333-15743-01, 333-15743-02 and 333-15743-03 on Form S-3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, First Union Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, as of the 9th day of November, 1999.


                                      FIRST UNION CORPORATION


                                      By: /s/MARK C. TREANOR
                                         --------------------------------------
                                         MARK C. TREANOR, EXECUTIVE VICE
                                         PRESIDENT, SECRETARY AND GENERAL
                                         COUNSEL

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated below and as of the date indicated above.



              SIGNATURE                                    CAPACITY
              ---------                                    --------
       *EDWARD E. CRUTCHFIELD               Chairman and Chief Executive Officer
 ----------------------------------
        EDWARD E. CRUTCHFIELD                and Director

          *ROBERT T. ATWOOD                 Executive Vice President and Chief
 ----------------------------------
          ROBERT T. ATWOOD                  Financial Officer

           *JAMES H. HATCH                  Senior Vice President and Corporate
 ----------------------------------
           JAMES H. HATCH                   Controller (Principal Accounting
                                            Officer)


           *EDWARD E. BARR                  Director
 ----------------------------------
           EDWARD E. BARR

                                            Director
 ----------------------------------
         G. ALEX BERNHARDT

                                            Director
 ----------------------------------
         ERSKINE B. BOWLES

         *W. WALDO BRADLEY                  Director
 ----------------------------------
          W. WALDO BRADLEY

          *ROBERT J. BROWN                  Director
 ----------------------------------
          ROBERT J. BROWN

                                            Director
 ----------------------------------
           A. DANO DAVIS

                                            Director
 ----------------------------------
          NORWOOD H. DAVIS

         *R. STUART DICKSON                 Director
 ----------------------------------
         R. STUART DICKSON

              SIGNATURE                      CAPACITY
              ---------                      --------

             *B.F. DOLAN                    Director
 ----------------------------------
             B.F. DOLAN

         *RODDEY DOWD, SR.                  Director
 ----------------------------------
          RODDEY DOWD, SR.
                                            Director
 ----------------------------------
         ARTHUR M. GOLDBERG

        *WILLIAM H. GOODWIN                 Director
 ----------------------------------
         WILLIAM H. GOODWIN

                                            Director
 ----------------------------------
           FRANK M. HENRY
                                            Director

 ----------------------------------
         JAMES E. S. HYNES

                                            Director
 ----------------------------------
          ERNEST E. JONES

                                            Director
 ----------------------------------
           HERBERT LOTMAN

         *RADFORD D. LOVETT                 Director
 ----------------------------------
         RADFORD D. LOVETT

                                            Director
 ----------------------------------
         MACKEY J. MCDONALD

                                            Director
 ----------------------------------
         PATRICIA A. MCFATE

          *JOSEPH NEUBAUER                  Director
 ----------------------------------
          JOSEPH NEUBAUER

       *RANDOLPH N. REYNOLDS                Director
 ----------------------------------
        RANDOLPH N. REYNOLDS

                                            Director
 ----------------------------------
         JAMES M. SEABROOK

                                            Director
 ----------------------------------
            RUTH G. SHAW

          *LANTY L. SMITH                   Director
 ----------------------------------
           LANTY L. SMITH

                   SIGNATURE                     CAPACITY
                   ---------                     --------
/s/  G. KENNEDY THOMPSON                         Director
----------------------------------
     G. KENNEDY THOMPSON

* By: Kent S. Hathaway, Attorney-in-Fact


/s/  KENT S. HATHAWAY
----------------------------------
 KENT S. HATHAWAY

Date: November 9, 1999

     Pursuant to the requirements of the Securities Act of 1933, as amended, First Union Capital I certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, as of the 9th day of November, 1999.



                                      FIRST UNION CAPITAL I


                                      By: First Union Corporation, as Depositor


                                      By: /s/  THOMAS J. WURTZ
                                         --------------------------------------
                                               THOMAS J. WURTZ
                                             SENIOR VICE PRESIDENT



     Pursuant to the requirements of the Securities Act of 1933, as amended, First Union Capital II certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, as of the 9th day of November, 1999.


                                      FIRST UNION CAPITAL II


                                      By: First Union Corporation, as Depositor


                                      By: /s/  THOMAS J. WURTZ
                                         --------------------------------------
                                               THOMAS J. WURTZ
                                             SENIOR VICE PRESIDENT



     Pursuant to the requirements of the Securities Act of 1933, as amended, First Union Capital III certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, as of the 9th day of November, 1999.


                                      FIRST UNION CAPITAL III


                                      By: First Union Corporation, as Depositor


                                      By: /s/  THOMAS J. WURTZ
                                         --------------------------------------
                                               THOMAS J. WURTZ
                                             SENIOR VICE PRESIDENT

                                 EXHIBIT INDEX

     The following Exhibits indicated by an asterisk preceding the Exhibit number are filed herewith.


   *5.1     Opinion of Kent S. Hathaway, Esq.
   *5.2     Opinion of Richards, Layton & Finger LLP
   *5.3     Opinion of Richards, Layton & Finger LLP
   *5.4     Opinion of Sullivan & Cromwell
  *23.1     Consent of KPMG LLP
   23.2     Consent of Kent S. Hathaway, Esq. (included in Exhibit 5.1)
   23.3     Consent of Richards, Layton & Finger LLP (included in Exhibits 5.2 and 5.3)
   23.4     Consent of Sullivan & Cromwell (included in Exhibit 5.4)
   24.1     Powers of Attorney (incorporated by reference to Exhibit 24 to First Union Corporation, First Union Capital I,
            First Union Capital II and First Union Capital III's Registration Statements Nos. 333-15743, 333-15743-01,
            333-15743-02 and 333-15743-03 on Form S-3)